                                                                    EXHIBIT 10.4


                               SIXTH AMENDMENT TO
                          FOURTH AMENDED AND RESTATED
                        LIMITED PARTNERSHIP AGREEMENT OF
                             FIRST INDUSTRIAL, L.P.

     As of August 29, 1997, the undersigned, being the sole general partner of First Industrial, L.P. (the "PARTNERSHIP"), a limited partnership formed under the Delaware Revised Uniform Limited Partnership Act and pursuant to the terms of that certain Fourth Amended and Restated Limited Partnership Agreement, dated June 6, 1997 (as amended by the first amendment thereto dated June 20, 1997, the second amendment thereto dated June 30, 1997, the third amendment thereto dated July 18, 1997, the fourth amendment thereto dated July 31, 1997 and the fifth Amendment thereto dated August 1, 1997, collectively, the "PARTNERSHIP AGREEMENT"), does hereby amend the Partnership Agreement as follows:

     Capitalized terms used but not defined in this Sixth Amendment shall have the same meanings that are ascribed to them in the Partnership Agreement.

     1. ADDITIONAL LIMITED PARTNERS. The Persons identified on SCHEDULE 1 hereto are hereby admitted to the Partnership as Additional Limited Partners owning the number of Units and having made the Capital Contributions set forth on such SCHEDULE 1. Such persons hereby adopt the Partnership Agreement. The General Partner hereby consents to the assignment of the Units of the Additional Limited Partners identified as transferors on SCHEDULE 2 hereto to the parties identified as transferees and in the amounts set forth on such
SCHEDULE 2, and to the admission to the Partnership as Substituted Limited Partners of such transferees, and such transferees are hereby admitted to the Partnership as Substituted Limited Partners.

     2. SCHEDULE OF PARTNERS. EXHIBIT 1B to the Partnership Agreement is hereby deleted in its entirety and replaced by EXHIBIT 1B hereto which identifies the Partners following consummation of the transactions referred to in Section 1 hereof.

     3. PROTECTED AMOUNTS. In connection with the transactions consummated pursuant to that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT"), dated June 30, 1997, by and between FR Acquisitions, Inc., a Maryland corporation (it having assigned its entire right, title and interest in and to the Contribution Agreement to the Partnership), and the other parties listed on the signature pages of the Contribution Agreement, certain Protected Amounts are being established for the Additional Limited Partners admitted pursuant to this Sixth Amendment, which Protected Amounts are reflected on EXHIBIT 1D attached hereto and shall be incorporated as part of EXHIBIT 1D of the Partnership Agreement.

     4. RATIFICATION. Except as expressly modified by this Sixth Amendment, all of the provisions of the Partnership Agreement are affirmed and ratified and remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned has executed this Sixth Amendment as of the date first written above.

                                    FIRST INDUSTRIAL REALTY TRUST, INC., as
                                    sole general partner of the Partnership


                                    By: ____________________________
                                         Name:______________________
                                         Title:_____________________

                                   EXHIBIT 1B

                              SCHEDULE OF PARTNERS



GENERAL PARTNER                                                  NUMBER OF UNITS
---------------                                                  ---------------
First Industrial Realty Trust, Inc.                                   30,151,117

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------

Daniel R. Andrew, TR of the Daniel R. Andrew Trust UA Dec 29 92          137,489
Charles T. Andrews                                                           754
BK Columbus Venture                                                       24,789
Michael W. Brennan                                                         7,587
Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR of                  770
the Bullock Childrens Education Trust UA Dec 20 94, FBO
Benjamin Dure Bullock
Henry D. Bullock & Terri D. Bullock & Shawn Stevenson TR of                  770
the Bullock Childrens Education Trust UA Dec 20 94, FBO
Christine Laurel Bullock
Henry D. Bullock & Terri D. Bullock TR of the Henry D. & Terri            12,551
D. Bullock Trust UA Aug 28 92
Edward Burger                                                              9,261
Jan Burman                                                                18,653
Susan  Burman                                                            523,155
Perry C. Caplan                                                            1,388
Charles S. Cook and Shelby H. Cook, tenants in the entirety                  634

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
George L. Cramer, Jr.                                                      2,262
Michael G. Damone, TR of the Michael G. Damone Trust UA Nov 4 69         144,296
Robert L. Denton                                                           6,286
W. Allen Doane TR of the W. Allen Doane Trust UA May 31, 91                4,416
Timothy Donohue                                                            2,000
Darwin B. Dosch                                                            1,388
Charles F. Downs                                                           1,508
Danielle Draizin                                                           6,538
Heather Draizin                                                            6,538
Jason Draizin                                                             13,078
Judith Draizin                                                           331,742
Joseph Dresner                                                           149,531
Ethel Road Associates, a New Jersey limited partnership                   29,511
Farlow Road Associates Limited Partnership                                 2,751
Fitz & Smith Partnership                                                   3,410
Fourbur Co., L.L.C.                                                       27,987
Fourbur Family Co., L.P.                                                  50,478
Gamma Three Associates Limited Partnership, a New Jersey                   3,338
limited partnership
Dennis G. Goodwin and Jeannie L. Goodwin, tenants in the                   6,166
entirety

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
Clay Hamlin & Lynn Hamlin JT TEN WROS                                     15,159
Henry E. Dietz Trust UA Jan 16 81                                         36,476
Highland Associates Limited Partnership                                   69,039
Robert W. Holman Jr.                                                     150,134
Holman/Shidler Investment Corporation                                     22,079
Steven B. Hoyt                                                           220,000
Internal Investment Company                                                3,016
Frederick K. Ito                                                           3,880
The Jack Friedman Revocable Living Trust dated March 23, 1978             26,005
Jayeff Associates Limited Partnership, a New Jersey limited               16,249
partnership
Michael W. Jenkins                                                         3,831
Jernie Holdings Corp.                                                    180,499
John E. de Blockey, TR of the John E. De B Blockey Trust                   8,187
Thomas J. Johnson, Jr. and Sandra L. Johnson, tenants in the               2,142
entirety
Nourhan Kailian                                                            2,183
Peter Kepic                                                                9,261
Lambert Investment Corporation                                            13,606
Paul T. Lambert                                                           39,737
Constance Lazarus                                                        417,961
Jerome Lazarus                                                            18,653

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
LGR Investment Fund Ltd                                                   22,556
Malcolm Properties, L.L.C.                                                25,342
Shidler Equities LP                                                      254,541
Duane  Lund                                                                  617
Craig R. Martin                                                              754
Eileen Millar                                                              2,880
Linda Miller                                                               2,000
The Milton Dresner Revocable Trust dated October 22, 1976                149,531
Montrose Kennedy Associates, a New Jersey general partnership              4,874
Peter Murphy                                                              56,184
Anthony Muscatello                                                        81,654
Joseph Musti                                                               1,508
Dean A. Nachtigall                                                        10,076
New Land Associates Limited Partnership, a New Jersey limited              1,664
partnership
North Star Associates Limited Partnership                                 19,333
Arden O'Connor                                                            63,845
Peter O'Connor                                                            66,181
Eduardo Paneque                                                            2,000
Partridge Road Associates Limited Partnership                              2,751

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
R.C.P. Associates, a New Jersey limited partnership                        3,060
Jack F. Ream                                                               1,071
Glenn C. Rexroth & Linda A. Rexroth                                        2,142
James C. Reynolds                                                         38,697
Andre G. Richard                                                           1,508
Edward C. Roberts and Rebecca S. Roberts, tenants in the                   8,308
entirety
W.F.O. Rosenmiller                                                           634
Edward Jon Sarama                                                            634
Shadeland Associates Limited Partnership                                  42,976
Shadeland Corporation                                                      4,442
Jay H. Shidler                                                            65,118
Jay H. Shidler & Wallette A. Shidler TEN ENT                               1,223
Michael B. Slade                                                           2,829
David W. Smith, and Doris L. Smith, tenants in the entirety                  754
Gary L. Smith and Joyce A. Smith, tenants in the entirety                  1,508
Kevin Smith                                                               13,571
South Broad Company, a New Jersey limited partnership                     72,421
South Gold Company, a New Jersey general partnership                      53,000

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
SRS PARTNERSHIP                                                            2,142
Robert Stein                                                              56,778
S. Larry Stein                                                            56,778
Jonathan Stott                                                           130,026
Suburban Roseland Associates, a Limited Partnership, a New                 3,002
Jersey limited partnership
Thelma C. Gretzinger Trust                                                   450
Michael T. Tomasz                                                         23,868
Barry L. Tracey                                                            2,142
Mark S. Whiting                                                           25,206
Worlds Fair Associates, a New  Jersey general partnership                  6,134
The Worlds Fair Office Associates, a New Jersey general                    3,343
partnership
Worlds Fair Partners Limited Partnership, a New Jersey limited             1,664
partnership
Worlds Fair III Associates, a New Jersey limited partnership              14,094
The Worlds Fair V Associates, a New Jersey general partnership             3,340
The Worlds Fair 25 Associates, a Limited Partnership, a New               13,677
Jersey limited partnership
Van Brunt Associates, a New Jersey limited partnership                    39,370
Punia Company, L.L.C.                                                      1,995

LIMITED PARTNERS                                                 NUMBER OF UNITS
----------------                                                 ---------------
Princeton South at Lawrenceville One, a New Jersey limited                 4,426
partnership
Princeton South at Lawrenceville, L.L.C.,  a New Jersey                    4,692
limited liability company

                                   EXHIBIT 1D

                               PROTECTED AMOUNTS


Princeton South at Lawrenceville                                    $ 5,267,344
One, a New Jersey limited partnership

                                                                      SCHEDULE 1

   Additional
Limited Partners                Number of Units  Capital Contribution
----------------                ---------------  --------------------

Princeton South at                      6,421         $  191,282.31
Lawrenceville One, a New
Jersey limited partnership
South Broad Company, a New             49,887         $1,499,104.35
Jersey limited partnership
Princeton South at                      4,692         N/A
Lawrenceville, L.L.C., a
New Jersey limited
liability company

                                                                      SCHEDULE 2



        Transferror                  New Holder           Units  Capital Account
---------------------------  ---------------------------  -----  ---------------

Princeton South at           Punia Company, L.L.C., a
Lawrenceville One, a New     New Jersey limited
Jersey limited partnership   liability company            1,995       $59,431.05